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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549




                                    FORM 8-K
                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


         Date of Report (Date of earliest event reported) July 20, 2000
                                                          -------------





                             TALK VISUAL CORPORATION
                             -----------------------
             (Exact name of registrant as specified in its charter)





              Nevada                       0-28330            95-4561156
              ------                       -------            ----------
   (State or other jurisdiction       (Commission File    (I.R.S. Employer
of incorporation or organization)          Number)        Identification No.)






       3550 Biscayne Blvd.
       Suite 704
       Miami, Florida                                  33137
       ---------------------                           -----
 (Address of principal executive offices)            (Zip Code)





       Registrant's telephone number, including area code: (305) 572-0575
                                                           --------------


                                 Not Applicable
   --------------------------------------------------------------------------
          (Former name or former address, if changed since last report)

Item 2. Acquisition or Disposition of Assets

                  On July 20, 2000, pursuant to an Asset Purchase Agreement ("Agreement") dated June 22, 2000, between Talk Visual Retail Acquisitions, Inc., ("TVRAI") a wholly owned subsidiary of the Registrant and Various Business Management, Inc. ("VBM"), a New York corporation, the Registrant acquired certain assets of VBM. The acquired assets were subsequently transferred by TVRAI to Mundo Express of NY, Ltd., ("MXL") a newly formed New York corporation and wholly owned subsidiary of the Registrant.

                  The consideration for the acquisition consisted of $350,000 in cash payments and 1,066,718 shares of Registrant's common stock. The consideration was determined based on arms-length negotiations. The 1,066,718 shares were valued at $0.5156 per share in accordance with the Agreement, based on a ten day average closing price during the period June 12, 2000 through June 23, 2000, for a total value of $550,000. The purchase price is subject to a downward adjustment, to be agreed upon, in the event VBM is unable to obtain a lease assignment for any store location which is for a period of less than three years. The adjustment is to be charged against the shares of common stock.

                  The assets acquired included a personal property lease, real property leases and all leasehold improvements and structures on the leased real property, signage, contracts, deposits, inventories, equipment, computer hardware and software, telephone equipment, goodwill and know-how of eleven retail store operations in the New York and New Jersey market areas.

                  The business in which the acquired assets are used is in retail telephone call shops which include the sale of prepaid telephone cards, pagers, cell phones, money transfer services, package delivery services and other related product and service activities. The Registrant intends to continue these business activities and the assets acquired will remain in use in the facilities acquired. As part of the transaction, all of the previous employees of VBM were offered and accepted employment by MXL.

                  The Registrant utilized funds from private placements of the sale of common stock received June 29, 2000, and general operating funds to satisfy the purchase price.



Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits

            (a)   Financial statements of business acquired.
                  -----------------------------------------

                  The required financial statements are unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 75 days after the date of the event reported in this form 8-K.

            (b)   Pro forma financial information.
                  -------------------------------

                  The required pro forma financial information is unavailable as of the date hereof and will be filed by the Registrant pursuant to the requirements of the Securities Exchange Act and the rules and regulations promulgated thereunder within 75 days after the date of the event reported in this form 8-K.

            (c)   Exhibits

                  2. Agreement dated June 22, 2000, by and between Talk Visual Retail Acquisitions, Inc. and Various Business Management, Inc.

                  99 Press release dated June 26, 2000.

                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                               TALK VISUAL CORPORATION
                                               -----------------------
                                               (Registrant)


Date: August 3, 2000                           By:/s/ Clinton H. Snyder
                                                  ------------------------
                                                   Clinton H. Snyder
                                                   Secretary and
                                                   Chief Financial Officer







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